SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 7, 2010

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

4053 Clough Woods Drive, Batavia, Ohio		45103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 11, 2010, Multi-Color Corporation (the “Company”) announced that Francis D. Gerace will retire as President and Chief Executive Officer, and resign from the Board of Directors, at the close of business on June 15, 2010 (“Retirement Date”). The Company expressed its appreciation for Mr. Gerace’s contributions to the Company. A copy of the related press release is attached hereto as an exhibit.

The Company also announced that the Board of Directors has named Nigel A. Vinecombe, who has served as the Company’s Chief Operating Officer since May 2009, as the Company’s new President and Chief Executive Officer upon Mr. Gerace’s retirement. Mr. Vinecombe, age 46, served as President of the Company’s International Business Unit from February 2008 to May 2009, and as Group Managing Director of Collotype International Holdings Pty Ltd. from 2000 to February 2008.

In connection with his retirement, Mr. Gerace and the Company mutually agreed to modify certain terms of his Employment Agreement. On May 7, 2010, the Company and Mr. Gerace entered into a Retirement Amendment (“Retirement Amendment”) to the Employment Agreement dated September 19, 2008. The following description is qualified by reference to the Retirement Amendment, a copy of which is attached hereto as an exhibit. The Retirement Amendment provides for:

•	The continuation of Mr. Gerace’s annual base salary of $550,160 through March 31, 2011;

•

A supplement retirement benefit equal to the following amounts: (i) $150,000, payable on the Retirement Date; and (ii) an amount equal to 8% of his annual base compensation (as defined for purposes of the Company’s Deferred Compensation Plan) payable on March 15, 2011;

•	Mr. Gerace’s outstanding stock options and restricted stock to fully vest on the Retirement Date;

•	The continuation of group medical, prescription drug and dental benefits coverage for Mr. Gerace and his dependents, as well as a car allowance, through March 31, 2011;

•	Certain officers’ and directors’ liability insurance coverage and indemnification as permitted by applicable law; and

•	Certain mutual release, confidentiality and noncompetition covenants.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Retirement Amendment dated May 7, 2010, to September 19, 2008 Employment Agreement by and between the Company and Francis D. Gerace.

99.1	Press Release dated May 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:	/s/ Dawn H. Bertsche
Name:	Dawn H. Bertsche
Title:	Senior Vice President – Finance and Chief Financial Officer

Date:	May 11, 2010

Index to Exhibits

Exhibit No.	Description

10.1	Retirement Amendment dated May 7, 2010, to September 19, 2008 Employment Agreement by and between the Company and Francis D. Gerace.

99.1	Press Release dated May 11, 2010.